                                                                    EXHIBIT 99.4
                             HINES NURSERIES, INC.
                        SUN GRO HORTICULTURE CANADA LTD.

                           SECOND AMENDMENT TO CREDIT
                          AGREEMENT AND LIMITED WAIVER

          This SECOND AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER (this "AMENDMENT") is dated as of November 28, 2000 and entered into by and among HINES NURSERIES, INC., a California corporation ("COMPANY"), SUN GRO HORTICULTURE CANADA LTD., a Canadian corporation and successor by amalgamation to LAKELAND CANADA LTD. ("SUN GRO CANADA"; together with Company, the "BORROWERS"), the financial institutions listed on the signature pages hereof (each individually referred to herein as a "LENDER" and collectively as "LENDERS"), BANK OF AMERICA, N.A. (FORMERLY BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION) ("BOFA") as syndication agent (in such capacity, "SYNDICATION AGENT"), HARRIS TRUST AND SAVINGS BANK ("HARRIS") as documentation agent (in such capacity, "DOCUMENTATION AGENT"), DEUTSCHE BANK CANADA ("DB CANADA"), successor by amalgamation to BT BANK OF CANADA, as Canadian agent (in such capacity, "CANADIAN AGENT") and BANKERS TRUST COMPANY ("BTCO"), as administrative agent for Lenders (in such capacity, "AGENT"), and, for purposes of Section 5 hereof, the Credit Support Parties (as defined in Section 5 hereof), and is made with reference to that certain Amended and Restated Credit Agreement dated as of June 26, 1998, by and among Borrowers, Lenders, Syndication Agent, Documentation Agent, Canadian Agent and Agent, as amended by that certain First Amendment to Credit Agreement dated as of March 3, 2000 (as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

          WHEREAS, Company desires to amend the Credit Agreement to (a) add additional revolving loan commitments in the aggregate principal amount of $30,000,000 which revolving loan commitments will be guarantied by Madison Dearborn Capital Partners, L.P. ("MDCP"), (b) increase the interest rate on all Loans, (c) amend the financial covenants, (d) amend the asset sale prepayment provisions, (e) amend the clean down requirement for Working Capital Revolving Loans and (f) make other amendments as set forth below, in each case subject to the terms and conditions contained herein and in the Credit Agreement;

          WHEREAS, Borrowers, Lenders and Agent desire to waive compliance by Borrowers with the clean down requirements for Fiscal Year 2000 and certain financial covenants for the Fiscal Quarter ended September 30, 2000, contained in the Credit Agreement and to waive the required deposit of certain insurance proceeds with Agent;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT

     1.1  AMENDMENTS TO SECTION 1:  DEFINITIONS.
          -------------------------------------

          A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions `APPLICABLE BASE RATE MARGIN', `APPLICABLE EURODOLLAR RATE MARGIN', `CLASS', `COMMITMENT FEE PERCENTAGE', `CONSOLIDATED AVERAGE DEBT', `CONSOLIDATED CURRENT LIABILITIES', `CONSOLIDATED EXCESS CASH FLOW', `CONSOLIDATED LEVERAGE RATIO', `DOMESTIC LOANS', `GUARANTIES', `LOAN PARTY', `NOTES', `PRO RATA SHARE', `REQUISITE CLASS LENDERS', `REVOLVING LOAN COMMITMENT', `REVOLVING LOAN EXPOSURE', `REVOLVING LOANS', and `REVOLVING NOTES', contained therein in their entirety and by respectively substituting the following therefor:

          `APPLICABLE BASE RATE MARGIN' means as of any date of determination,
(i) with respect to the Loans other than the Tranche B Term Loans and Revolving B Loans, a percentage per annum as set forth below opposite the applicable Consolidated Leverage Ratio; provided that from the Second Amendment Effective Date until the delivery of the first Compliance Certificate after the Second Amendment Effective Date, Company's Consolidated Leverage Ratio shall be deemed to be 4.75:1.00 and the Applicable Base Rate Margin shall be determined accordingly; (ii) with respect to the Tranche B Term Loans, 2.75% per annum; and
(iii) with respect to the Revolving B Loans, 2.25% per annum:

     DOMESTIC TERM LOANS, CANADIAN TERM LOANS, ACQUISITION LOANS, WORKING CAPITAL REVOLVING LOANS AND SWING LINE LOANS:

                                                                              Applicable Base
CONSOLIDATED LEVERAGE RATIO                                                     RATE MARGIN
---------------------------                                                   ---------------
  Greater than or equal to 4.75:1.00                                               2.500%
  Greater than or equal to 4.50:1.00                                               2.250%
  but less than 4.75:1.00
  Greater than or equal to 4.25:1.00                                               2.000%
  but less than 4.50:1.00
  Greater than or equal to 4.00:1.00                                               1.750%
  but less than 4.25:1.00
  Greater than or equal to 3.75:1.00                                               1.500%
  but less than 4.00:1.00
  Greater than or equal to 3.50:1.00                                               1.250%
  but less than 3.75:1.00
  Greater than or equal to 3.00:1.00                                               1.000%
  but less than 3.50:1.00
  Greater than or equal to 2.75:1.00                                               0.750%
  but less than 3.00:1.00
  Greater than or equal to 2.50:1.00                                               0.625%
  but less than 2.75:1.00
  Less than 2.50:1.00                                                              0.500%

          `APPLICABLE EURODOLLAR RATE MARGIN' means as of any date of determination, (i) with respect to the Loans other than the Tranche B Term Loans and Revolving B Loans, a percentage per annum as set forth below opposite the applicable Consolidated Leverage Ratio; provided that from the Second Amendment Effective Date until the delivery of the first Compliance Certificate after the Second Amendment Effective Date, the Company's Consolidated Leverage Ratio shall be deemed to be 4.75:1.00 and the Applicable Eurodollar Rate Margin shall be determined accordingly; (ii) with respect to the Tranche B Term Loans, 3.75% per annum; and (iii) with respect to the Revolving B Loans, 3.25% per annum:

     DOMESTIC TERM LOANS, CANADIAN TERM LOANS, ACQUISITION LOANS AND WORKING CAPITAL REVOLVING LOANS:

                                                                                   Applicable Eurodollar
CONSOLIDATED LEVERAGE RATIO                                                            RATE MARGIN
---------------------------                                                        ---------------------
  Greater than or equal to 4.75:1.00                                                      3.500%
  Greater than or equal to 4.50:1.00                                                      3.250%
  but less than 4.75:1.00
  Greater than or equal to 4.25:1.00                                                      3.000%
  but less than 4.50:1.00
  Greater than or equal to 4.00:1.00                                                      2.750%
  but less than 4.25:1.00
  Greater than or equal to 3.75:1.00                                                      2.500%
  but less than 4.00:1.00
  Greater than or equal to 3.50:1.00                                                      2.250%
  but less than 3.75:1.00
  Greater than or equal to 3.00:1.00                                                      2.000%
  but less than 3.50:1.00
  Greater than or equal to 2.75:1.00                                                      1.750%
  but less than 3.00:1.00
  Greater than or equal to 2.50:1.00                                                      1.625%
  but less than 2.75:1.00
  Less than 2.50:1.00                                                                     1.500%

          `CLASS' means, as applied to Lenders, each of the six classes of Lenders consisting of Lenders with (i) Domestic Term Loan Exposure, (ii) Canadian Term Loan Exposure, (iii) Acquisition Loan Exposure, (iv) Working Capital Revolving Loan Exposure, (v) Tranche B Term Loan Exposure, and (vi) Revolving B Loan Exposure.

          `Commitment Fee Percentage' means, as at any date of determination, with respect to the Revolving Loan Commitments, the percentage per annum set forth below opposite the applicable Consolidated Leverage Ratio or the applicable period:

     A.  WORKING CAPITAL REVOLVING LOAN COMMITMENT:

                                                            Commitment Fee
     Consolidated Leverage Ratio                              PERCENTAGE
  ----------------------------------                       -----------------
  Greater than or equal to 3.50:1.00                             0.50%
         Less than 3.50:1.00                                    0.375%

     b.  Revolving B Loan Commitment:

                                                            Commitment Fee
               Period                                         PERCENTAGE
  ----------------------------------                       -----------------
       March 15 through June 15                                  0.50%
         of 2001 and 2002

    Second Amendment Effective Date                              0.15%
         through March 14, 2001;
       June 16, 2001 through
          March 14, 2002

          `CONSOLIDATED AVERAGE DEBT' means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness of Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that for purposes of calculating the amount of such Indebtedness derived from Working Capital Revolving Loans and Revolving B Loans, the average of the sum of (i) the outstanding Working Capital Revolving Loans and (ii) the outstanding Revolving B Loans, in each case as of the last day of each month over a rolling twelve-month period shall be used.

          `CONSOLIDATED CURRENT LIABILITIES' means, as at any date of determination, the total liabilities of Company and its Subsidiaries on a consolidated basis which may properly be classified as current liabilities in conformity with GAAP, excluding the current portion of any Indebtedness, including without limitation outstanding Working Capital Revolving Loans and Revolving B Loans to the extent included in Consolidated Current Liabilities.

          `CONSOLIDATED EXCESS CASH FLOW' means, for any period, an amount equal to (i) the sum, without duplication, of the amounts for such period of (a) the sum of Consolidated EBITDA and non-cash extraordinary losses which are expected to have a cash impact on Company's financial statements during the term of this Agreement, and (b) the Consolidated Working Capital Adjustment minus (ii) the sum, without duplication, of the amounts for such period of (a) voluntary and scheduled repayments of Indebtedness (excluding repayments of Working Capital Revolving Loans and Revolving B Loans except to the extent the Working

Capital Revolving Loan Commitments and Revolving B Loan Commitments are permanently reduced in connection with such repayments and excluding repayments of the Acquisition Loans prior to the Acquisition Loan Conversion Date), (b) Consolidated Capital Expenditures (net of any proceeds of any related financings with respect to such expenditures), (c) Consolidated Cash Interest Expense, and
(d) the provision for current taxes based on income of Company and its Subsidiaries and payable in cash with respect to such period.

          `CONSOLIDATED LEVERAGE RATIO' means as at any date of determination, the ratio of Consolidated Average Debt as of the last day of the Fiscal Quarter immediately preceding the Fiscal Quarter in which such date of determination occurs to Consolidated EBITDA for the four Fiscal Quarters ending as of such last day of such immediately preceding Fiscal Quarter.

          `DOMESTIC LOANS' means the Acquisition Loans, the Working Capital Revolving Loans, the Revolving B Loans or the Domestic Term Loans or any combination thereof.

          `GUARANTIES' means the Holdings Guaranty, the Company Guaranty, the Domestic Subsidiary Guaranty, the Canadian Subsidiary Guaranty and the MDCP Guaranty.

          `LOAN PARTY' means each of the Borrowers, Holdings and any Subsidiary party to a Loan Document and "Loan Parties" means all such Persons, collectively.

          `NOTES' means one or more of the Domestic Term Notes, the Tranche B Term Notes, the Canadian Term Notes, the Acquisition Notes, the Working Capital Revolving Notes, Revolving B Notes, or Swing Line Note or any combination thereof.

          `PRO RATA SHARE' means (i) with respect to all payments, computations and other matters relating to the Domestic Term Loan Commitment or the Domestic Term Loan of any Domestic Lender, the percentage obtained by dividing (x) the Domestic Term Loan Exposure of that Domestic Lender by (y) the aggregate Domestic Term Loan Exposure of all Domestic Lenders, (ii) with respect to all payments, computations and other matters relating to the Acquisition Revolving Loan Commitment or the Acquisition Loan Exposure of any Domestic Lender, the percentage obtained by dividing (x) the Acquisition Loan Exposure of that Domestic Lender by (y) the aggregate Acquisition Loan Exposure of all Domestic Lenders, (iii) with respect to all payments, computations and other matters relating to the Working Capital Revolving Loan Commitment or the Working Capital Revolving Loans of any Domestic Lender or any Letters of Credit issued or participations therein purchased by any Domestic Lender, the percentage obtained by dividing (x) the Working Capital Revolving Loan Exposure of that Domestic Lender by (y) the aggregate Working Capital Revolving Loan Exposure of all Domestic Lenders, (iv) with respect to all payments, computations and other matters relating to the Canadian Term Loan Commitment or the Canadian Term Loan of any Canadian Lender, the percentage obtained by dividing (x) the Canadian Term Loan Exposure of that Canadian Lender by (y) the aggregate Canadian Term Loan Exposure of all Canadian Lenders, (v) with respect to all payments, computations and other matters relating to the Tranche B Term Loan Commitment or the Tranche B Term Loan of any Tranche B Term Loan Lender, the percentage obtained by dividing (x) the Tranche B Term Loan Exposure of that Tranche B Term Loan Lender by (y) the aggregate Tranche B Term Loan Exposure of all Tranche B Term Loan Lenders, (vi) with respect to all payments, computations and other matters relating to the Revolving B Loan Commitment or the Revolving B Loans of any

Domestic Lender, the percentage obtained by dividing (x) Revolving B Loan Exposure of that Domestic Lender by (y) the aggregate Revolving B Loan Exposure of all Domestic Lenders, and (vii) for all other purposes with respect to each Lender, the percentage obtained by dividing (x) the sum of the Domestic Term Loan Exposure of that Lender plus the Acquisition Loan Exposure of that Lender plus the Working Capital Revolving Loan Exposure of that Lender plus the Canadian Term Loan Exposure of that Lender plus the Tranche B Term Loan Exposure of that Lender plus the Revolving B Loan Exposure of that Lender by (y) the sum of the aggregate Domestic Term Loan Exposure of all Lenders plus the aggregate Acquisition Loan Exposure of all Lenders plus the aggregate Working Capital Revolving Loan Exposure of all Lenders plus the aggregate Canadian Term Loan Exposure of all Lenders, plus the aggregate Tranche B Term Loan Exposure of all Lenders plus the aggregate Revolving B Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1. The initial Pro Rata Share of each Lender for purposes of each of clauses (i), (ii), (iii), (iv), (v), (vi) and (vii) of the preceding sentence is set forth opposite the name of that Lender in Schedule 2.1 annexed hereto.

          `REQUISITE CLASS LENDERS' means, at any time of determination (i) for the Class of Lenders consisting of Domestic Term Loan Lenders, Domestic Term Loan Lenders having or holding more than 66-2/3% of the aggregate Domestic Term Loan Exposure of all Domestic Term Loan Lenders, (ii) for the Class of Lenders consisting of Acquisition Loan Lenders, Acquisition Loan Lenders having or holding more than 66-2/3% of the aggregate Acquisition Loan Exposure of all Acquisition Loan Lenders, (iii) for the Class of Lenders consisting of Working Capital Revolving Loan Lenders, Working Capital Revolving Loan Lenders having or holding more than 66-2/3% of the aggregate Working Capital Revolving Loan Exposure of all Working Capital Revolving Loan Lenders, (iv) for the Class of Lenders consisting of Canadian Lenders, Canadian Lenders having or holding more than 66-2/3% of the aggregate Canadian Term Loan Exposure of all Canadian Lenders, (v) for the Class of Lenders consisting of Tranche B Term Loan Lenders, Tranche B Term Loan Lenders having or holding more than 66-2/3% of the aggregate Tranche B Term Loan Exposure of all Tranche B Term Loan Lenders and (vi) for the Class of Lenders consisting of Revolving B Loan Lenders, Revolving B Loan Lenders having or holding more than 66-2/3% of the aggregate Revolving B Loan Exposure of all Revolving B Loan Lenders.

          `REVOLVING LOAN COMMITMENT' means the Acquisition Revolving Loan Commitment, Working Capital Revolving Loan Commitment or Revolving B Loan Commitment or any combination thereof.

          `REVOLVING LOAN EXPOSURE' means the Acquisition Loan Exposure, the Working Capital Revolving Loan Exposure and the Revolving B Loan Exposure or any combination thereof.

          `REVOLVING LOANS' means Acquisition Loans, Working Capital Revolving Loans and Revolving B Loans or any combination thereof.

          `REVOLVING NOTES' means the Acquisition Notes, the Working Capital Revolving Notes, the Revolving B Notes, or any combination thereof.

          B. Subsection 1.1 of the Credit Agreement is hereby further amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

          `LAGOON VALLEY PROPERTY' means that certain real property owned by Company located in Vacaville, California.

          `LAKE ELSINORE PROPERTY' means that certain real property to be purchased and subsequently sold by Company located in Lake Elsinore, California.

          `MDCP GUARANTY' means the MDCP Guaranty in an amount up to $30,000,000, substantially in the form of Exhibit XXVII annexed hereto, as such MDCP Guaranty may hereafter be amended, supplemented or otherwise modified from time to time.

          `PRO FORMA BASIS' means, for purposes of giving effect to any transaction during any period on a pro forma basis, that such transaction (and any other transactions that occurred during such period) shall be deemed to have occurred as of the first day of the four Fiscal Quarter period most recently ended immediately prior to the date of such transaction with respect to which Agent has received the relevant financial information. As used in this definition, "transaction" shall mean an acquisition permitted under subsection 7.7(v) or a disposition of any assets or operations in an amount for any such transaction or series of related transactions exceeding $250,000, and the incurrence, assumption, and/or repayment of any Indebtedness in connection therewith. Calculations made on a pro forma basis shall be made in accordance with Regulation S-X of the Securities and Exchange Commission and such calculations shall be made after giving effect to the incurrence, assumption or repayment of any Indebtedness in connection with such transaction.

          `Revolving B Loan Commitment' means the commitment of a Domestic Lender to make Revolving B Loans to Company pursuant to subsection 2.1A(vii), and "REVOLVING B LOAN COMMITMENTS" means such commitments of all Domestic Lenders in the aggregate.

          `REVOLVING B LOAN COMMITMENT TERMINATION DATE' means June 15, 2002.

          `REVOLVING B LOAN EXPOSURE' means with respect to any Domestic Lender as of any date of determination (i) prior to the termination of the Revolving B Loan Commitments, that Domestic Lender's Revolving B Loan Commitment and (ii) after the termination of the Revolving B Loan Commitments, the aggregate outstanding principal amount of the Revolving B Loans of that Domestic Lender.

          `REVOLVING B LOAN LENDER' means any Lender having Revolving B Loan Commitments or having Revolving B Loans outstanding.

          `REVOLVING B LOANS' means the Loans made by Domestic Lenders to Company pursuant to subsection 2.1A(vii).

          `REVOLVING B NOTES' means (i) the promissory notes of Company issued pursuant to subsection 2.1E on the Second Amendment Effective Date and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Revolving B Loan Commitments and Revolving B Loans of any Domestic Lenders, in each case substantially in the form of Exhibit IV-G annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

          `SECOND AMENDMENT' means the Second Amendment to Credit Agreement and Limited Waiver dated as of November 10, 2000, by and among Borrowers, Lenders, Syndication Agent, Documentation Agent, Canadian Agent and Agent.

          `SECOND AMENDMENT EFFECTIVE DATE' means November 10, 2000, the date on which the Second Amendment became effective in accordance with its terms.

     1.2  AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND LOANS.
          -------------------------------------------------------------------

          A. Subsection 2.1A of the Credit Agreement is hereby amended by adding after the phrase "Swing Line Lender hereby agrees to make the Loans described in subsection 2.1A(v)" the phrase "and each Revolving B Loan Lender hereby severally agrees to make the Loans described in subsection 2.1A(vii)".

          B. Paragraph (b) of subsection 2.1A(iv) of the Credit Agreement is hereby amended by deleting the reference to "sixty consecutive days" and substituting therefor "thirty consecutive days" and deleting the table in its entirety and substituting the following therefor:

              "Fiscal Year 2001                       $70,000,000
              Fiscal Year 2002                        $95,000,000"

          C. Subsection 2.1A(v) of the Credit Agreement is hereby amended by deleting the number "$5,000,000" that appears immediately before the first proviso and substituting therefor the number "$7,500,000".

          D. The first paragraph of subsection 2.1A(v)(c) of the Credit Agreement is hereby amended by deleting the reference to "sixty consecutive days" and substituting therefor "thirty consecutive days" and deleting the table following such first paragraph in its entirety and substituting the following therefor :

              "Fiscal Year 2001                       $70,000,000
              Fiscal Year 2002                        $95,000,000"

          E. Subsection 2.1A of the Credit Agreement is hereby amended by adding at the end thereof a new subsection (vii) as follows:

          "(vii) Revolving B Loans. Each Revolving B Loan Lender severally agrees, subject to the limitations set forth below in the last sentence hereof, to lend to Company from time to time during the period from the Second Amendment Effective Date to the Revolving B Loan Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Revolving B Loan Commitment to be used for the purposes identified in subsection 2.5F. The amount of each Revolving B Loan Lender's Revolving B Loan Commitment is set forth opposite its name on
     Schedule 2.1
     annexed hereto and the aggregate amount of the Revolving B Loan Commitments as of the Second Amendment Effective Date is $30,000,000; provided that the Revolving B Loan Commitment of Lenders shall be adjusted to give effect to any assignments of the Revolving B Loan Commitment pursuant to subsection 10.1B; and provided further, that the Revolving B Loan Commitment shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4B(ii) and 2.4B(iii). Each Revolving B Loan Lender's Revolving B Loan Commitment shall expire on the Revolving B Loan Commitment Termination Date and all Revolving B Loans and all other amounts owed hereunder with respect to the Revolving B Loans and the Revolving B Loan Commitments shall be paid in full no later than that date. Amounts borrowed under this subsection 2.1A(vii) may be repaid and reborrowed to but excluding the Revolving B Loan Commitment Termination Date; provided that from the Second Amendment Effective Date through March 14, 2001 and from June 16, 2001 through March 14, 2002, the Company may not have any outstanding Revolving B Loans."

          F. Subsection 2.1B of the Credit Agreement is hereby amended by inserting "and" immediately prior to clause (viii) thereof and by deleting clause (ix) in its entirety.

          G. Subsection 2.1E of the Credit Agreement is hereby amended by adding a sentence at the end thereof as follows:

          "Company shall execute and deliver to each Revolving B Loan Lender on the Second Amendment Effective Date a Revolving B Loan Note substantially in the form of Exhibit IV-G annexed hereto to evidence such Revolving B Loan Lender's Revolving B Loan, in the principal amount of that Revolving B Loan Lender's Revolving B Loan Commitment and with other appropriate insertions."

          H. Subsection 2.2A of the Credit Agreement is hereby amended by deleting the last paragraph thereof in its entirety and substituting the following therefor:

          "The Applicable Base Rate Margin or the Applicable Eurodollar Rate Margin shall be determined in accordance with the definitions of such terms, in each case for the four fiscal quarters ending as of the last day of the fiscal quarter immediately preceding the fiscal quarter during which the determination is being made as set forth in the Compliance Certificate delivered pursuant to subsection 6.1(iv)(b), any required adjustment to become automatically effective on the next succeeding Business Day following receipt by the Agent of such Compliance Certificate. If Company fails to deliver a Compliance Certificate by the time required by subsection 6.1(iv)(b), from such time the Compliance Certificate was required to be delivered until delivery of such Compliance Certificate, the Applicable Base Rate Margin and the Applicable Eurodollar Rate Margin shall automatically be adjusted to the highest level set forth for such Base Rate Loans or Eurodollar Rate Loans, respectively."

          I. Subsection 2.2B(v) of the Credit Agreement is hereby amended by deleting the ";" and adding the following at the end thereof:

          "and no Interest Period with respect to the Revolving B Loans shall extend beyond June 15, 2001, in the case of Revolving B Loans borrowed in 2001, and beyond June 15, 2002, in the case of Revolving B Loans borrowed in 2002;"

          J. Subsection 2.2B(vii) of the Credit Agreement is hereby amended by deleting the phrase "15 Interest Periods" and substituting therefor the phrase "20 Interest Periods".

          K. Subsection 2.3 of the Credit Agreement is hereby amended (i) by deleting the phrase "Pro Rata Share of the Working Capital Revolving Loan Commitments and the Acquisition Revolving Loan Commitments, as the case may be," and by substituting the following therefor:

          "Pro Rata Share of the Working Capital Revolving Loan Commitments, the Acquisition Revolving Loan Commitments, and the Revolving B Loan Commitments, as the case may be,"; and

(ii) by deleting the "and" before clause (ii), inserting a comma before such clause (ii) and adding a new clause (iii) as follows:

          "and (iii) for the period from and including the Second Amendment Effective Date to and excluding the Revolving B Loan Commitment Termination Date equal to the average of the daily excess of the Revolving B Loan Commitments over the aggregate principal amount of outstanding Revolving B Loans multiplied by the Commitment Fee Percentage, such commitment fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on the first such date to occur after the Second Amendment Effective Date, and on the Revolving B Loan Commitment Termination Date."

          L. Subsection 2.4B(ii) of the Credit Agreement is hereby amended by deleting the "and" immediately before clause (b) and adding a new clause (c) immediately prior to the proviso in the first sentence thereof, as follows:

     "and (c) the Revolving B Loan Commitments in an amount up to the amount by which the Revolving B Loan Commitments exceed the aggregate outstanding Revolving B Loans at the time of such proposed termination or reduction,"

          M. Subsection 2.4B(iii)(a) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "Prepayments and Reductions From Net Asset Sale Proceeds. (i) No later than the first Business Day following the date of receipt by the applicable Borrower or any of its Subsidiaries of Net Asset Sale Proceeds other than Net Asset Sale Proceeds covered by clauses (ii) and (iii) of this subsection 2.4B(iii)(a), such Borrower shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to such Net Asset Sale Proceeds; (ii) Company may retain up to $3,000,000 in aggregate Net Asset Sale Proceeds from the sale of the Lake Elsinore Property; and (iii) Company may retain up to $15,000,000 in aggregate Net Asset Sale Proceeds from the sale of its Lagoon Valley Property; provided that Company reinvests such Net Asset Sale Proceeds within twenty-four months of the receipt of such Net Asset Sale Proceeds in Replacement Assets (as such term is defined in the definition of Consolidated Capital Expenditures)."

     N. Subsection 2.4B(iii)(f) of the Credit Agreement is hereby amended by deleting it in its entirety and by substituting the following therefor:

          "(f) Prepayments Due to Reductions or Restrictions of Revolving Loan Commitments. Company shall from time to time prepay first the Swing Line Loans and second the Working Capital Revolving Loans to the extent necessary so that the Total Utilization of Working Capital Revolving Loan Commitments shall not at any time exceed the Working Capital Revolving Loan Commitments then in effect. Company shall from time to time prepay the Revolving B Loans to the extent necessary to give effect to the limitations set forth in the last sentence of subsection 2.1A(vii)."

     O. Subsection 2.4B(iv)(a) of the Credit Agreement is hereby amended by deleting the second and third clauses thereof in their entirety and by inserting in lieu thereof the following:

          "second, to repay outstanding Revolving B Loans to the full extent thereof, third to repay outstanding Working Capital Revolving Loans to the full extent thereof,"

     P. Subsection 2.4B(iv)(b) of the Credit Agreement is hereby amended by deleting the phrase "and fourth" and inserting in lieu thereof the following:

          "fourth to the extent of any remaining portion of the Applied Amount, to prepay the Revolving B Loans to the full extent thereof without permanently reducing the Revolving B Loan Commitments, and fifth,"

          Q. Subsection 2.4D(ii) of the Credit Agreement is hereby amended by deleting the phrases "Subsidiary Guaranty" and "Holdings or the applicable Subsidiary guarantor" and substituting therefor the phrases "Guaranties" and "applicable guarantor", respectively.

          R. Subsection 2.5 of the Credit Agreement is hereby amended by adding a subsection 2.5F as follows:

          "F. REVOLVING B LOANS. The proceeds of the Revolving B Loans shall be applied by Company for working capital and general corporate purposes."

          1.3  AMENDMENTS TO SECTION 7:  COMPANY'S NEGATIVE COVENANTS.

          A. Subsection 7.6A of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "A. MINIMUM INTEREST COVERAGE RATIO. Company shall not permit the ratio of (i) Consolidated EBITDA to (ii) Consolidated Interest Expense for any four Fiscal Quarter period ending in the last day of the applicable Fiscal Quarter set forth below to be less than the correlative ratio indicated:

                             Minimum Interest
Period                       Coverage Ratio
------                       -----------------
3rd Fiscal Quarter, 2000     2.25:1.00
4th Fiscal Quarter, 2000     2.00:1.00
1st Fiscal Quarter, 2001     1.90:1.00
2nd Fiscal Quarter, 2001     1.80:1.00
3rd Fiscal Quarter, 2001     1.80:1.00
4th Fiscal Quarter, 2001     1.83:1.00
1st Fiscal Quarter, 2002     1.86:1.00
2nd Fiscal Quarter, 2002     1.95:1.00
3rd Fiscal Quarter, 2002     2.00:1.00
4th Fiscal Quarter, 2002     3.00:1.00
1st Fiscal Quarter, 2003     3.00:1.00
2nd Fiscal Quarter, 2003     3.25:1.00
3rd Fiscal Quarter, 2003     3.25:1.00
4th Fiscal Quarter, 2003     3.50:1.00
1st Fiscal Quarter, 2004     3.50:1.00
2nd Fiscal Quarter, 2004     3.50:1.00
3rd Fiscal Quarter, 2004     3.50:1.00
4th Fiscal Quarter, 2004
 and thereafter              3.50:1.00"

          B. Subsection 7.6B of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "B. MAXIMUM CONSOLIDATED LEVERAGE RATIO. Company shall not permit its Consolidated Leverage Ratio, calculated on a Pro Forma Basis, as of the last day of any Fiscal Quarter set forth below for the four Fiscal Quarter period ending on such day to exceed the correlative ratio indicated:

                             Maximum Consolidated
Period                       Leverage Ratio
------                       ----------------------
 3rd Fiscal Quarter, 2000    4.90:1.00
 4th Fiscal Quarter, 2000    5.05:1.00
 1st Fiscal Quarter, 2001    5.05:1.00
 2nd Fiscal Quarter, 2001    5.05:1.00
 3rd Fiscal Quarter, 2001    4.95:1.00
 4th Fiscal Quarter, 2001    4.90:1.00

 1st Fiscal Quarter, 2002    4.90:1.00
 2nd Fiscal Quarter, 2002    4.60:1.00
 3rd Fiscal Quarter, 2002    4.30:1.00
 4th Fiscal Quarter, 2002    3.25:1.00
 1st Fiscal Quarter, 2003    3.25:1.00
 2nd Fiscal Quarter, 2003    3.00:1.00
 3rd Fiscal Quarter, 2003    3.00:1.00
 4th Fiscal Quarter, 2003    3.00:1.00
 1st Fiscal Quarter, 2004    2.75:1.00
 2nd Fiscal Quarter, 2004    2.75:1.00
 3rd Fiscal Quarter, 2004    2.75:1.00
 4th Fiscal Quarter, 2004
  and thereafter             2.75:1.00"

          C. Subsection 7.6 of the Credit Agreement is hereby amended by adding a new subsection 7.6D as follows:

          "D. MINIMUM CONSOLIDATED EBITDA. Company shall not permit Consolidated EBITDA for any four Fiscal Quarter period ending on the last day of any Fiscal Quarter set forth below to be less than the correlative amount indicated; provided, however, that in the event a disposition of assets or operations in an amount in excess of $250,000 (other than a sale or disposition of the Lagoon Valley Property) occurs in a Fiscal Quarter included in the period for which Consolidated EBITDA is being determined, Consolidated EBITDA shall be calculated on a Pro Forma Basis and the number set forth below shall be reduced by an amount which is equal to 90% of the Consolidated EBITDA generated by the assets or operations so disposed of for the four Fiscal Quarter period for which the determination is being made:

                                          Minimum
Period                                    Consolidated EBITDA
------                                    -------------------
4th Fiscal Quarter, 2000                  $ 75,000,000
1st Fiscal Quarter, 2001                  $ 75,000,000
2nd Fiscal Quarter, 2001                  $ 75,000,000
3rd Fiscal Quarter, 2001                  $ 76,000,000
4th Fiscal Quarter, 2001                  $ 77,000,000
1st Fiscal Quarter, 2002                  $ 78,000,000
2nd Fiscal Quarter, 2002                  $ 80,000,000
3rd Fiscal Quarter, 2002 and thereafter   $ 81,000,000"

          D. Subsection 7.7(iv) of the Credit Agreement is hereby amended by deleting the text in such subsection immediately preceding the first proviso in such subsection and by substituting the following therefor:

          "subject to subsection 7.13, Company and its Subsidiaries may make Asset Sales of (I) the Lake Elsinore Property and Lagoon Valley Property; provided that (x) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof (as reasonably determined by the Board of Directors of Company); and (y) the proceeds of such Asset Sales shall be applied as required by subsection 2.4B(iii)(a); and (II) assets having a fair market value not in excess of $1,000,000;"

          E. Subsection 7.7(v) of the Credit Agreement is hereby amended (i) by deleting the phrase "Company is in pro forma compliance with its financial covenants" from clause (c) thereof and by inserting in lieu thereof the phrase "Company is in compliance with its financial covenants, calculated on a Pro Forma Basis" and (ii) by deleting "$25,000,000" in clause (e) thereof and substituting therefor the following: "$3,000,000 and to aggregate acquisitions after the Second Amendment Effective Date in excess of $10,000,000".

          F. Subsection 7.8 of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor:

                                                   Maximum
                                                   Consolidated Capital
                   "Period                         Expenditure
              ---------------------                --------------------
              Fiscal Year, 2000                    $39,200,000
              Fiscal Year, 2001 and thereafter     $15,500,000

          G. Subsection 8.5 of the Credit Agreement is hereby amended by deleting the phrase "Any Borrower or any of its Subsidiaries" and inserting in substitution therefor the phrase "Any Borrower, any of its Subsidiaries or MDCP".

          H. Subsection 8.13 of the Credit Agreement is hereby amended by adding immediately after the phrase "or any Loan Party" the words "or MDCP" and deleting the "; or" at the end of the paragraph and adding the following clause.

          ", or any "Event of Default" as defined or described in the MDCP Guaranty shall have occurred and be continuing; or"

          I. Subsection 9.6 of the Credit Agreement is hereby amended by deleting the phrase "without the prior consent of Requisite Lenders," and substituting therefor the following:

     "without the prior written consent of Requisite Lenders, and in the case of the MDCP Guaranty, Agent shall not enter into or consent to any termination, release, amendment, modification or waiver of any provision contained in the MDCP Guaranty without the prior written consent of the Lenders holding a majority of the Revolving B Loan Exposure,"

     1.4  Amendment to Section 10: Miscellaneous.

          A. Subsection 10.1B (i) of the Credit Agreement is hereby amended (i) by deleting the reference to "or Exhibit IV-F" contained in the last sentence thereof in its entirety and substituting therefor the phrase ", Exhibit IV-F or
Exhibit IV-G".

          B. Subsection 10.5A of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "A. Amounts Owed by Company. Lenders other than Canadian Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise (other than with respect to the MDCP Guaranty as to which the provisions of this subsection 10.5A shall apply only as among the Revolving B Loan Lenders and not with respect to Lenders other than the Revolving B Loan Lenders), or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the "Aggregate Amounts Due" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then such Lender receiving such proportionately greater payment shall (i) notify Agent and each other such Lender of the receipt of such payment and (ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to such other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all such Lenders in proportion to the Aggregate Amounts Due to them; provided that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Company or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Company expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by Company to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder."

     1.6  Substitution of Schedules.

          A. Schedule 2.1 to the Credit Agreement is hereby amended by deleting said Schedule 2.1 in its entirety and substituting in place thereof a new
Schedule 2.1 in the form of Annex G annexed hereto.

     1.7  AMENDMENTS AND ADDITIONS TO EXHIBITS.
          ------------------------------------

          A. Notice of Borrowing. Exhibit I to the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor a new Exhibit I in the form of Annex A annexed hereto.

          B. Notice of Continuation/Conversion. Exhibit II to the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor a new Exhibit II in the form of Annex D hereto.

          C. Revolving Note. The Exhibits to the Credit Agreement are hereby amended by adding a new Exhibit IV-G in the form of Annex C annexed hereto.

          D. Notice of Commencement of Clean Down Period. Exhibit V to the Credit Agreement is hereby amended by deleting Exhibit V in its entirety and substituting therefor a new Exhibit V in the form of Annex H hereto.

          E. Assignment Agreement. Exhibit IX to the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor a new
Exhibit IX in the form of Annex B hereto.

          F. MDCP Guaranty. The Exhibits to the Credit Agreement are hereby amended by adding a new Exhibit XXVII in the form of Annex E hereto.

Section 2.  WAIVERS

          A. Maximum Consolidated Leverage Ratio. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company herein contained, Lenders hereby waive compliance with the Consolidated Leverage Ratio for the Fiscal Quarter ending September 30, 2000 as set forth in subsection 7.6B of the Credit Agreement; provided however, that Company's Consolidated Leverage Ratio for the Fiscal Quarter ending September 30, 2000 determined in accordance with subsection 7.6B shall not exceed 4.90:1.00.

          B. Fiscal Year 2000 Clean Down. Lenders hereby waive compliance with the clean down provisions contained in subsections 2.1A(iv)(b) and 2.1A(v)(c) of the Credit Agreement for Fiscal Year 2000.

          C. Insurance. Lenders hereby waive compliance with the provisions in subsection 6.4(ii)(a)(B) that require Company to deposit in a cash collateral account with Agent any insurance proceeds received in excess of $1,000,000 with respect to any insurance proceeds received with respect to the Sun Gro plant in Seba Beach, Alberta, Canada (the "Sun Gro Plant") as a result of damages occurring to the Sun Gro Plant on November 4, 2000; provided that Company delivers to Agent (i) a certificate certifying that Company intends to use all such insurance proceeds received to expeditiously effect the repair and restoration of the Sun Gro Plant and setting forth in the certificate the expected cost and time period to complete such repairs and restorations, and
(ii) from time to time, such progress reports demonstrating Company's continued expeditious repair and restoration of the Sun Gro Plant as may be requested by Agent; and provided further, that the Company applies such insurance proceeds, within one business day of receipt of such insurance proceeds, to reduce the Revolving Loans, but without any permanent reduction of the Revolving Loan Commitments and thereafter maintains availability under the Revolving Loan Commitments in an amount equal to such insurance proceeds until such insurance proceeds are applied to the repair or restoration of the Sun Gro Plant.

Section 3.  CONDITIONS TO EFFECTIVENESS

          Sections 1 and 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE"):

          A. Company Documents. On or before the Second Amendment Effective Date, Company shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

          1. Certified copies of the Certificate or Articles of Incorporation of Company, together with a good standing certificate from the Secretary of State of its jurisdiction of incorporation and each other state in which Company is qualified as a foreign corporation to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such jurisdictions, each dated a recent date prior to the Second Amendment Effective Date;

          2. Copies of the Bylaws of Company, certified as of the Second Amendment Effective Date by Company's corporate secretary or an assistant secretary;

          3. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, the Revolving B Loan Commitments, the Revolving B Notes and the other Loan Documents to be executed on the Second Amendment Effective Date, such resolutions certified as of the Second Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

          4. Signature and incumbency certificates of its officers executing this Amendment, the Revolving B Notes and other Loan Documents to be executed on the Second Amendment Effective Date; and

          5. Executed copies of this Amendment, the Revolving B Notes and the other Loan Documents to be executed on the Second Amendment Effective Date.

          B. MDCP Guaranty Documents. On or before the Second Amendment Effective Date, MDCP or the general partner of MDCP, as appropriate, shall have delivered to Agent the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

          1. Certified copies of the organizational documents of such Person, together with a good standing certificate from the Secretary of State of its jurisdiction of organization, each dated a recent date prior to the Second Amendment Effective Date;

          2. Resolutions of the Board of Directors of such Person (or, if such Person is a limited partnership, of the general partner of such Person) approving and authorizing the execution, delivery and performance of the Loan Documents to which it is a party, certified as of the Second Amendment Effective Date by the corporate secretary or an assistant secretary of such Person (or such general partner, as the case may be) as being in full force and effect without modification or amendment;

          3. Signature and incumbency certificates of the officers of such Person (or, if such Person is a limited partnership, of the general partner of such Person) executing the Loan Documents to which it is a party;

          4.  Executed originals of the MDCP Guaranty;

          5. A certificate of the general partner of MDCP certifying as to the compliance of the MDCP Guaranty with the terms and conditions of the MDCP Limited Partnership Agreement, such certificate to be in form and substance reasonably satisfactory to Agent; and

          6.  Such other documents as Agent may reasonably request.

          C. Execution of Amendment by Lenders. On or before the Second Amendment Effective Date, Requisite Lenders and all Revolving B Loan Lenders shall have executed and delivered copies of this Amendment to Agent.

          D. Legal Opinions. On or before the Second Amendment Effective Date, Lenders shall have received originally executed copies of one or more favorable written opinions of counsel for Company, substantially in the form of Annex F annexed hereto, dated as of the Second Amendment Effective Date, and as to such other matters as Agent acting on behalf of Lenders may reasonably request.

          E. Fees. On or before the Second Amendment Effective Date, Company shall pay (x) to each Revolving B Loan Lender an upfront fee of 1.125% of the aggregate amount of such Lender's Revolving B Loan Commitment; (y) to each Lender which executes and delivers this Amendment on or before the Second Amendment Effective Date an amendment fee in an amount equal to 0.375% of the aggregate amount of such Lender's Term Loans and Revolving Loan Commitments under the Credit Agreement (as in effect immediately prior to this Amendment); and (y) to Agent such other fees as have been mutually agreed upon in writing by Company and Agent.

          F. No Material Adverse Effect. Since December 31, 1999, no Material Adverse Effect (in the opinion of Agent) shall have occurred with respect to Company.

          G.  Representations and Warranties; Performance of Agreements.
Company shall have delivered to Agent an Officers' Certificate, in form and substance satisfactory to Agent, to the effect that the representations and warranties herein and in Section 5 of the Credit Agreement are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date) and that Company shall have performed in all material respects all agreements and satisfied all conditions which this Amendment or the Credit Agreement provides shall be performed or satisfied by it on or before the Second Amendment Effective Date except as otherwise disclosed to and agreed to in writing by Agent and Requisite Lenders.

          H. Amendment of the Subordinated Note Indenture. On or before the Second Amendment Effective Date, the Subordinated Note Indenture will have been amended to include all outstanding Loans and Commitments under the Credit Agreement, after giving effect to the Revolving B Loan Commitments, as "Permitted Indebtedness" under clause (ii) of the definition thereof.

          I. Other Proceedings. On or before the Second Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, shall be reasonably satisfactory in form and substance to Agent, and Agent shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

Section 4.  BORROWERS' REPRESENTATIONS AND WARRANTIES

          In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

          A. Corporate Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment, to issue the Revolving B Notes and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement") and the Revolving B Notes.

          B. Authorization of Agreements. The execution and delivery of this Amendment, the Revolving B Notes, the performance of the Amended Agreement and the Revolving B Notes, and the payment of the Revolving B Notes have been duly authorized by all necessary corporate action on the part of Company.

          C. No Conflict. The execution and delivery by Company of this Amendment and the Revolving B Notes and the performance by Company of the Amended Agreement and the Revolving B Notes do not and will not: (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Second Amendment Effective Date and disclosed in writing to Lenders.

          D. Governmental Consents. The execution and delivery by Company of this Amendment and the Revolving B Notes and the performance by Company of this Amendment and the Revolving B Notes do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body (other than filings or recordings required by the transactions contemplated hereunder).

          E. Binding Obligation. This Amendment and the Revolving B Notes have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. Absence of Default. After giving effect to the waivers contained in Section 2 of this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

Section 5.  ACKNOWLEDGEMENT AND CONSENT

          Each Borrower is a party to certain Collateral Documents, in each case as amended through the Second Amendment Effective Date, pursuant to which such Borrower has created Liens in favor of Agent on certain Collateral to secure the Obligations. Each of the Borrowers, Hines Horticulture, Inc. and Sun Gro Horticulture Inc. (collectively, the "Credit Support Parties") is a party to certain Guaranties and Collateral Documents, in each case as amended through the Second Amendment Effective Date, pursuant to which such Credit Support Party has
(i) guarantied the Obligations and (ii) created Liens in favor of Agent on certain Collateral to secure the obligations of such Credit Support Party under such Guaranty of such Credit Support Party. The Guaranties and Collateral Documents referred to above are collectively referred to herein as the "Credit Support Documents".

          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement and the other Loan Documents effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations,"

"Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Borrowers now or hereafter existing under or in respect of the Amended Agreement.

          Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Each Credit Support Party (other than Borrowers) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION 6.  MISCELLANEOUS

            A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

            (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

            (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

            B. Fees and Expenses. Company acknowledges that all reasonable costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

          C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          F. Further Assurances. Company agrees that from time to time, at the expense of Company, Company will promptly execute and deliver any additional amendments and related documents that Agent may reasonably request, in order to effectuate this Amendment and the transactions contemplated hereunder.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    BORROWERS:

                                    HINES NURSERIES, INC.

                                    By:  /s/ Claudia M. Pieropan
                                         -----------------------
                                    Name:  Claudia M. Pieropan
                                           -------------------
                                    Title:  C.F.O.
                                            ------

                                    SUN GRO HORTICULTURE CANADA LTD.

                                    By:  /s/ Claudia M. Pieropan
                                         -----------------------
                                    Name:  Claudia M. Pieropan
                                           -------------------
                                    Title:  C.F.O.
                                            ------

                                    CREDIT SUPPORT PARTIES:

                                    HINES HORTICULTURE, INC.

                                    By:  /s/ Claudia M. Pieropan
                                         -----------------------
                                    Name:  Claudia M. Pieropan
                                           -------------------
                                    Title:  C.F.O.
                                            ------

                                    SUN GRO HORTICULTURE INC.

                                    By:  /s/ Claudia M. Pieropan
                                         -----------------------
                                    Name:  Claudia M. Pieropan
                                           -------------------
                                    Title:  C.F.O.
                                            ------

                                    LENDERS:

                                    BANKERS TRUST COMPANY,
                                    as a Domestic Lender, Tranche B Term Loan
                                    Lender, Agent and Issuing Lender

                                    By:  /s/ Mary Jo Jolly
                                         -----------------
                                    Name:  Mary Jo Jolly
                                           -------------
                                    Title:  Assistant Vice President
                                            ------------------------

                                    DEUTSCHE BANK AG, NEW YORK BRANCH, as
                                    Issuing Lender

                                    By:
                                         ---------------------------
                                    Title:
                                            ------------------------

                                    DEUTSCHE BANK CANADA,
                                    as Canadian Agent

                                    By:
                                         ---------------------------
                                    Title:
                                            ------------------------

                                    MONUMENT CAPITAL LIMITED,
                                    as Assignee

                                    By:  ALLIANCE CAPITAL MANAGEMENT L.P., as
                                         Investment Manager

                                    By:  ALLIANCE CAPITAL MANAGEMENT
                                         CORPORATION, as General Partner

                                         By:  /s/ Sverker M.M. Johansson
                                              --------------------------
                                         Name:  Sverker M.M. Johansson
                                                ----------------------
                                         Title:  Vice President
                                                 --------------

                                    OAK MOUNTAIN LIMITED,
                                    as Assignee

                                    By:  Alliance Capital Management L.P., as
                                         Investment Manager

                                    By:  Alliance Capital Management
                                         Corporation, as General Partner

                                         By:  /s/ Sverker M.M. Johansson
                                              --------------------------
                                         Name:  Sverker M.M. Johansson
                                                ----------------------
                                         Title:  Vice President
                                                 --------------


                                    AIMCO CDO SERIES 2000-A,
                                    as a Lender

                                    By:  /s/ Patricia W. Wilson
                                         ----------------------
                                    Name:  Patricia W. Wilson
                                           ------------------
                                    Title:  Authorized Signatory
                                            --------------------

                                    By:  /s/ Jerry D. Zinkula
                                         --------------------
                                    Name:  Jerry D. Zinkula
                                           ----------------
                                    Title:  Authorized Signatory
                                            --------------------

                                    ALLSTATE LIFE INSURANCE COMPANY,
                                    as a Lender

                                    By:  /s/ Jerry D. Zinkula
                                         --------------------
                                    Name:  Jerry D. Zinkula
                                           ----------------
                                    Title:  Authorized Signatory
                                            --------------------

                                    By:  /s/ Patricia W. Wilson
                                         ----------------------
                                    Name:  Patricia W. Wilson
                                           ------------------
                                    Title:  Authorized Signatory
                                            --------------------

                                    BANK OF AMERICA, NATIONAL TRUST & SAVINGS
                                    ASSOCIATION,
                                    as a Lender and as Syndication Agent

                                    By:    /s/ Martin Roblee
                                           ---------------------------------
                                    Name:  Martin Roblee
                                           ---------------------------------
                                    Title: Vice President
                                           ---------------------------------


                                    BANK OF MONTREAL,
                                    as a Lender

                                    By:    /s/ Doug Palmer
                                           ---------------------------------
                                    Name:  Doug Palmer
                                           ---------------------------------
                                    Title: Senior Manager, Corporate Finance
                                           ---------------------------------


                                    BANK OF NOVA SCOTIA,
                                    as a Lender

                                    By:    /s/ R. P. Reynolds
                                           ---------------------------------
                                    Name:  R. P. Reynolds
                                           ---------------------------------
                                    Title: Director
                                           ---------------------------------


                                    BAY VIEW FINANCIAL CORPORATION,
                                    as a Lender

                                    By:
                                           ---------------------------------
                                    Title:
                                           ---------------------------------

                                    BLACK DIAMOND CLO 2000-1 LTD.,
                                    as a Lender

                                    By:    /s/ David Dyer
                                           ---------------------------------
                                    Name:  David Dyer
                                           ---------------------------------
                                    Title: Director
                                           ---------------------------------

                                    BOEING CAPITAL CORPORATION,
                                    as a Lender

                                    By:    Not Legible
                                           ----------------------------
                                    Name:  Not Legible
                                           ----------------------------
                                    Title: Senior Documentation Officer
                                           ----------------------------


                                    CANADIAN IMPERIAL BANK OF COMMERCE, as a
                                    Lender

                                    By:    /s/ Koren Volk
                                           ----------------------------
                                    Name:  Koren Volk
                                           ----------------------------
                                    Title: Authorized Signatory
                                           ----------------------------


                                    KZH CYPRESSTREE-1 LLC,
                                    as a Lender

                                    By:  CHASE MANHATTAN BANK

                                         By:    /s/ Kimberly Rowe
                                                -----------------------
                                         Name:  Kimberly Rowe
                                                -----------------------
                                         Title: Authorized Agent
                                                -----------------------


                                    KZH SHOSHONE LLC,
                                    as a Lender

                                    By:  CHASE MANHATTAN BANK

                                         By:    /s/ Kimberly Rowe
                                                -----------------------
                                         Name:  Kimberly Rowe
                                                -----------------------
                                         Title: Authorized Agent
                                                -----------------------

                                    CREDIT AGRICOLE INDOSUEZ,
                                    as a Lender

                                    By:    /s/ Bradley C. Peterson
                                           ---------------------------
                                    Name:  Bradley C. Peterson
                                           ---------------------------
                                    Title: Vice President, Manager
                                           ---------------------------

                                    By:    /s/ Theodore D. Tice
                                           ---------------------------
                                    Name:  Theodore D. Tice
                                           ---------------------------
                                    Title: Senior Relationship Manager
                                           ---------------------------


                                    CYPRESSTREE INVESTMENT FUND, LLC,
                                    as a Lender

                                    By:  CYPRESSTREE INVESTMENT MANAGEMENT CO.,
                                         INC.

                                         By:    Not Legible
                                                ----------------------
                                         Name:  Not Legible
                                                ----------------------
                                         Title: Principal
                                                ----------------------


                                    CYPRESSTREE INVESTMENT PARTNERS I, LLC, as a
                                    Lender

                                    By:  CYPRESSTREE INVESTMENT MANAGEMENT CO.,
                                         INC.

                                         By:  Not Legible
                                              -----------
                                         Name:  Not Legible
                                                -----------
                                         Title:  Principal
                                                 ---------

                                    CYPRESSTREE--NORTH AMERICAN SENIOR FLOATING
                                    RATE FUND,
                                    as a Lender

                                    By:  CYPRESSTREE INVESTMENT MANAGEMENT CO.,
                                         INC.

                                         By:    Not Legible
                                                -----------
                                         Name:  Not Legible
                                                -----------
                                         Title: Principal
                                                ---------


                                    CYPRESSTREE SENIOR FLOATING RATE FUND, as a
                                    Lender

                                    By:  CYPRESSTREE INVESTMENT MANAGEMENT CO.,
                                         INC.

                                         By:    Not Legible
                                                -----------
                                         Name:  Not Legible
                                                -----------
                                         Title: Principal
                                                ---------


                                    DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                                    BRANCHES,
                                    as a Lender

                                    By:    Not Legible
                                           -----------
                                    Name:  Not Legible
                                           -----------
                                    Title: Vice President
                                           --------------

                                    By:    Not Legible
                                           -----------
                                    Name:  Not Legible
                                           -----------
                                    Title: Assistant Treasurer
                                           -------------------


                                    FLEET NATIONAL BANK,
                                    as a Lender

                                    By:    /s/ Michael J. Sullivan
                                           -----------------------
                                    Name:  Michael J. Sullivan
                                           -------------------
                                    Title: Vice President
                                           --------------

                                    FRANKLIN FLOAT RATE TRUST,
                                    as a Lender

                                    By:    /s/ Chauncey Lufkin
                                           -------------------
                                    Name:  Chauncey Lufkin
                                           ---------------
                                    Title: Vice President
                                           --------------


                                    FREMONT INVESTMENT & LOAN,
                                    as a Lender

                                    By:    /s/ Kannika Viravan
                                           -------------------
                                    Name:  Kannika Viravan
                                           ---------------
                                    Title: Vice President
                                           --------------


                                    HARCH CLO I LIMITED,
                                    as a Lender

                                    By:  HARCH CAPITAL MANAGEMENT, INC.

                                         By:___________________
                                         Title:________________


                                    HARRIS TRUST AND SAVINGS BANK,
                                    as a Lender and Documentation Agent

                                    By:    Not Legible
                                           -----------
                                    Name:  Not Legible
                                           -----------
                                    Title: Managing Director
                                           -----------------


                                    PACIFICA PARTNERS I, L.P.,
                                    as a Lender

                                    By:  IMPERIAL CREDIT ASSET MANAGEMENT,

                                    as Investment Manager

                                         By:    /s/ Dean K. Kawai
                                                -----------------
                                         Name:  Dean K. Kawai
                                                -------------
                                         Title: Vice President
                                                --------------

                                    ARCHIMEDES FUNDING III, LTD.

                                    By:  ING CAPITAL ADVISORS LLC, as Collateral
                                         Manager

                                         By:  /s/ Helen Y. Rhee
                                              -----------------
                                         Name:  Helen Y. Rhee
                                                -------------
                                         Title:  Vice President & Portfolio
                                                 --------------------------
                                                 Manager
                                                 -------


                                    SEQUILS - ING I (HBDGM) LTD.

                                    By:  ING CAPITAL ADVISORS, INC., as
                                         Collateral Manager

                                         By:  /s/ Helen Y. Rhee
                                              -----------------
                                         Name:  Helen Y. Rhee
                                                -------------
                                         Title:  Vice President & Portfolio
                                                 --------------------------
                                                 Manager
                                                 -------


                                    SWISS LIFE US RAINBOW LTD.

                                    By:  ING CAPITAL ADVISORS, INC. ., as
                                         Investment Manager

                                         By:  /s/ Helen Y. Rhee
                                              -----------------
                                         Name:  Helen Y. Rhee
                                                -------------
                                         Title:  Vice President & Portfolio
                                                 --------------------------
                                                 Manager
                                                 -------


                                    LASALLE BANK NATIONAL ASSOCATION,
                                    as a Lender

                                    By:  Not Legible
                                         -----------
                                    Name:  Not Legible
                                           -----------
                                    Title:  Officer
                                            -------

                                    MASSACHUSETTS MUTUAL-
                                    MAPLEWOOD (CAYMAN)LIMITED,
                                    as a Lender

                                    By:  MASSACHUSETTS MUTUAL LIFE INSURANCE
                                         COMPANY, as Investment Manager

                                         By:  /s/ Steven J. Katz
                                              ------------------
                                         Name:  Steven J. Katz
                                                --------------
                                         Title: Second Vice President and
                                                -------------------------
                                                Associate General Counsel
                                                -------------------------


                                    MASSACHUSETTS MUTUAL - SIMSBURY CLO,
                                    LIMITED, as a Lender

                                    By:  MASSACHUSETTS MUTUAL LIFE INSURANCE
                                         COMPANY, as Collateral Manager

                                         By:    /s/ Steven J. Katz
                                                ------------------
                                         Name:  Steven J. Katz
                                                --------------
                                         Title: Second Vice President and
                                                -------------------------
                                                Associate General Counsel
                                                -------------------------


                                    NATIONAL BANK OF CANADA,
                                    as a Lender

                                    By:    /s/ Gregory J. Hall
                                           -------------------
                                    Name:  Gregory J. Hall
                                           ---------------
                                    Title: Vice President
                                           --------------

                                    By:    /s/ David W. Shaw
                                           -----------------
                                    Name:  David W. Shaw
                                           -------------
                                    Title: Vice President
                                           --------------


                                    NATIONAL CITY BANK,
                                    as a Lender

                                    By:    /s/ Wilmer J. Jacobs
                                           --------------------
                                    Name:  Wilmer J. Jacobs
                                           ----------------
                                    Title: Assistant Vice President
                                           ------------------------

                                    OPPENHEIMER HARBOURVIEW CDO II LTD., as a
                                    Lender

                                    By:    Not Legible
                                           -----------
                                    Name:  Not Legible
                                           -----------
                                    Title: A.V.P.
                                           ------


                                    PPM SPYGLASS FUNDING TRUST,
                                    as a Lender

                                    By:    /s/ Ann E. Morris
                                           -----------------
                                    Name:  Ann E. Morris
                                           -------------
                                    Title: Authorized Agent
                                           ----------------


                                    COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEENBANK B.A., "RABOBANK NEDERLAND",
                                    NEW YORK BRANCH,
                                    as a Lender

                                    By:    Not Legible
                                           -----------
                                    Name:  Not Legible
                                           -----------
                                    Title: Executive Director
                                           ------------------

                                    By:    Not Legible
                                           -----------
                                    Name:  Not Legible
                                           -----------
                                    Title:
                                           -----------

                                    STEIN ROE & FARNHAM CLO I LTD.,
                                    as a Lender

                                    By:  STEIN ROE & FARNHAM INCORPORATED, as
                                         Portfolio Manager

                                         By:    /s/ James R. Fellows
                                                --------------------
                                         Name:  James R. Fellows
                                                ----------------
                                         Title: Senior Vice President &
                                                -----------------------
                                                Portfolio Manager
                                                -----------------

                                    STEIN ROE FLOATING RATE LIMITED LIABILITY
                                    COMPANY, as a Lender

                                    By:  STEIN ROE & FARNHAM INCORPORATED, as
                                         Advisor

                                         By:    /s/ James R. Fellows
                                                --------------------
                                         Name:  James R. Fellows
                                                ----------------
                                         Title: Senior Vice President
                                                ---------------------
                                                Stein Roe & Farnham
                                                -------------------
                                                Incorporated, as Advisor to
                                                ---------------------------
                                                the Stein Roe Floating Rate
                                                ---------------------------
                                                Limited Liability Company
                                                -------------------------


                                    COLUMBUS LOAN FUNDING LTD.,
                                    as a Lender

                                    By:  TRAVELERS ASSET MANAGEMENT
                                         INTERNATIONAL COMPANY LLC

                                         By:    /s/ Teresa M. Torrey
                                                --------------------
                                         Name:  Teresa M. Torrey
                                                ----------------
                                         Title: Second Vice President
                                                ---------------------


                                    TRAVELERS CORPORATE LOAN FUND, INC., as a
                                    Lender

                                    By:  TRAVELERS ASSET MANAGEMENT
                                         INTERNATIONAL COMPANY LLC

                                         By:    /s/ Teresa M. Torrey
                                                --------------------
                                         Name:  Teresa M. Torrey
                                                ----------------
                                         Title: Second Vice President
                                                ---------------------


                                    THE TRAVELERS INSURANCE COMPANY, as a Lender

                                    By:    /s/ Teresa M. Torrey
                                           --------------------
                                    Name:  Teresa M. Torrey
                                           ----------------
                                    Title: Second Vice President
                                           ---------------------

                                    UNION BANK OF CALIFORNIA
                                    as a Lender

                                    By:    Not Legible
                                           -----------
                                    Name:  Not Legible
                                           -----------
                                    Title: Vice President
                                           --------------


                                    WELLS FARGO BANK, NA,
                                    as a Lender

                                    By:    /s/ Dana D. Cagle
                                           -----------------
                                    Name:  Dana D. Cagle
                                           -------------
                                    Title: Senior Vice President
                                           ---------------------

                                    ANNEX A
                                    -------

                                   EXHIBIT I

                         [FORM OF NOTICE OF BORROWING]

                              NOTICE OF BORROWING

          Pursuant to that certain Amended and Restated Credit Agreement dated as of June 26, 1998, as amended, supplemented or otherwise modified to the date hereof (said Amended and Restated Credit Agreement, as so amended, supplemented or otherwise modified, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Hines Nurseries, Inc., a California corporation ("COMPANY"), and Sun Gro Horticulture Canada Ltd., a Canadian corporation ("SUN GRO CANADA" and together with Company the "BORROWERS"), the financial institutions listed therein as Lenders ("LENDERS"), Deutsche Bank Canada as Canadian agent ("CANADIAN AGENT"), Bank of America, N.A. (formerly Bank of America National Trust and Savings Association) as syndication agent ("SYNDICATION AGENT"), Harris Trust and Savings Bank as documentation agent ("DOCUMENTATION AGENT") and Bankers Trust Company as administrative agent ("AGENT"), this represents [Company's] [Sun Gro Canada's] request to borrow from Lenders, in accordance with their applicable Pro Rata Shares, as follows:


     1.    Date of borrowing:  ___________________, _________
           ------------------
     2.    Amount of borrowing:       $ ___________________
           --------------------
     3.    Type of Loans:           a.  Working Capital Revolving Loan
           --------------           b.  Acquisition Loan
                                    c.  Swing Line Loan
                                    d.  Sun Gro Canada Term Loan
                                    e.  Domestic Term Loan
                                    f.  Tranche B Term Loan
                                    g.  Revolving B Loan


    4.    Interest rate option:     a.  Base Rate Loan(s)
          ---------------------     b.  Eurodollar Rate Loans with an initial
                                        Interest Period of ____________ month(s)
                                    c.  Canadian Base Rate Loans
                                    d.  Canadian Eurodollar Rate Loans with an
                                        initial Interest Period of ________
                                        month(s)

The proceeds of such Loans are to be credited to the account of the applicable Borrower at the Domestic Funding and Payment Office or at the Canadian Funding and Payment Office, as applicable.



                                   ANNEX A-1

          The undersigned officer, to the best of his or her knowledge, and [Company][Sun Gro Canada] certify that:

          (i) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date;

          (ii) No event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Potential Event of Default;

          (iii) Each Borrower has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof; and

          (iv) After giving effect to the requested Loans, the Total Utilization of Working Capital Revolving Loan Commitments will not exceed the Working Capital Revolving Loan Commitments.

DATED: ____________________
                              [HINES NURSERIES, INC.]
                              [SUN GRO HORTICULTURE CANADA LTD.]

                              By:   __________________________
                              Title:  __________________________









                                   ANNEX A-2

                                    ANNEX B
                                    -------

                                   EXHIBIT IX

                         [FORM OF ASSIGNMENT AGREEMENT]

                              ASSIGNMENT AGREEMENT

          This ASSIGNMENT AGREEMENT (this "AGREEMENT") is dated as of _________, ____ and is entered into by and between the parties designated as Assignor ("ASSIGNOR") and Assignee ("ASSIGNEE") above the signatures of such parties on the Schedule of Terms attached hereto and hereby made an integral part hereof (the "SCHEDULE OF TERMS") and relates to that certain Amended and Restated Credit Agreement described in the Schedule of Terms (said Amended and Restated Credit Agreement, as amended, supplemented or otherwise modified to the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined).

          IN CONSIDERATION of the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

          SECTION 1.  ASSIGNMENT AND ASSUMPTION.
                      -------------------------

          (a) Effective upon the Assignment Settlement Date specified in Item 4 of the Schedule of Terms (the "ASSIGNMENT SETTLEMENT DATE"), Assignor hereby sells and assigns to Assignee, without recourse, representation or warranty (except as expressly set forth herein), and Assignee hereby purchases and assumes from Assignor, that percentage interest in all of Assignor's rights and obligations as a Lender arising under the Credit Agreement and the other Loan Documents with respect to Assignor's Commitments and outstanding Loans, if any, which represents, as of the Assignment Settlement Date, the percentage interest specified in Item 3 of the Schedule of Terms of all rights and obligations of Lenders arising under the Credit Agreement and the other Loan Documents with respect to the Commitments and any outstanding Loans (the "ASSIGNED SHARE"). Without limiting the generality of the foregoing, the parties hereto hereby expressly acknowledge and agree that any assignment of all or any portion of Assignor's rights and obligations relating to Assignor's Working Capital Revolving Loan Commitment shall include (i) in the event Assignor is an Issuing Lender with respect to any outstanding Letters of Credit (any such Letters of Credit being "ASSIGNOR LETTERS OF CREDIT"), the sale to Assignee of a participation in the Assignor Letters of Credit and any drawings thereunder as contemplated by subsection 3.1C of the Credit Agreement and (ii) the sale to Assignee of a ratable portion of any participations previously purchased by Assignor pursuant to said subsection 3.1C with respect to any Letters of Credit other than the Assignor Letters of Credit.

          (b) In consideration of the assignment described above, Assignee hereby agrees to pay to Assignor, on the Assignment Settlement Date, the principal amount of any outstanding Loans included within the Assigned Share, such payment to be made by wire transfer of immediately available funds in accordance with the applicable payment instructions set forth in Item 5 of the Schedule of Terms.


                                   ANNEX B-1

          (c) Assignor hereby represents and warrants that Item 3 of the Schedule of Terms correctly sets forth the amount of the Working Capital Revolving Loan Commitment, Acquisition Loan Commitment, the Canadian Term Loan, the Domestic Term Loan, the Tranche B Term Loan Commitment and the Revolving B Loan Commitment, as the case may be, and the Pro Rata Share of Assignee after giving effect to the assignment and assumption described above.

          (d) Assignor and Assignee hereby agree that, upon giving effect to the assignment and assumption described above, (i) Assignee shall be a party to the Credit Agreement and shall have all of the rights and obligations under the Loan Documents, and shall be deemed to have made all of the covenants and agreements contained in the Loan Documents, arising out of or otherwise related to the Assigned Share, and (ii) Assignor shall be absolutely released from any of such obligations, covenants and agreements assumed or made by Assignee in respect of the Assigned Share. Assignee hereby acknowledges and agrees that the agreement set forth in this Section 1(d) is expressly made for the benefit of Borrowers, Agent, Assignor and the other Lenders and their respective successors and permitted assigns.

          (e) Assignor and Assignee hereby acknowledge and confirm their understanding and intent that (i) this Agreement shall effect the assignment by Assignor and the assumption by Assignee of Assignor's rights and obligations with respect to the Assigned Share, (ii) any other assignments by Assignor of a portion of its rights and obligations with respect to the Working Capital Revolving Loan Commitment, Acquisition Loan Commitment, Canadian Term Loan, Domestic Term Loan, the Tranche B Term Loan Commitment, the Revolving B Loan Commitment and any outstanding Loans shall have no effect on the Working Capital Revolving Loan Commitment, the Acquisition Loan Commitment, the Canadian Term Loan, the Domestic Term Loan, the Tranche B Term Loan Commitment, the Revolving B Loan Commitment, the outstanding Loans and the Pro Rata Share of Assignee set forth in Item 3 of the Schedule of Terms or on the interest of Assignee in any outstanding Loans corresponding thereto, and (iii) from and after the Assignment Settlement Date, Agent shall make all payments under the Credit Agreement in respect of the Assigned Share (including without limitation all payments of principal and accrued but unpaid interest, commitment fees and letter of credit fees with respect thereto) (A) in the case of any such interest and fees that shall have accrued prior to the Assignment Settlement Date, to Assignor, and (B) in all other cases, to Assignee; provided that Assignor and Assignee shall make payments directly to each other to the extent necessary to effect any appropriate adjustments in any amounts distributed to Assignor and/or Assignee by Agent under the Loan Documents in respect of the Assigned Share in the event that, for any reason whatsoever, the payment of consideration contemplated by
Section 1(b) occurs on a date other than the Assignment Settlement Date.

          SECTION 2.  CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS.
                      --------------------------------------------------

          (a) Assignor represents and warrants that it is the legal and beneficial owner of the Assigned Share, free and clear of any adverse claim.

          (b) Assignor shall not be responsible to Assignee for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of any of the Loan Documents or for any representations, warranties, recitals or statements made therein or made in any written or oral statements or in any financial or other statements, instruments, reports or


                                   ANNEX B-2
certificates or any other documents furnished or made by Assignor to Assignee or by or on behalf of any Borrower or any of its Subsidiaries to Assignor or Assignee in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Borrower or any other Person liable for the payment of any Obligations, nor shall Assignor be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Event of Default or Potential Event of Default.

          (c) Assignee represents and warrants that it is an Eligible Assignee; that it has experience and expertise in the making of loans such as the Loans; that it has acquired the Assigned Share for its own account and not with any present intention of selling all or any portion of such interest; and that it has received, reviewed and approved a copy of the Credit Agreement (including all Exhibits and Schedules thereto).

          (d) Assignee represents and warrants that it has received from Assignor such financial information regarding Borrowers and their Subsidiaries as is available to Assignor and as Assignee has requested, that it has made its own independent investigation of the financial condition and affairs of Borrowers and their Subsidiaries in connection with the assignment evidenced by this Agreement, and that it has made and shall continue to make its own appraisal of the creditworthiness of Borrowers and their Subsidiaries. Assignor shall have no duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Assignee or to provide Assignee with any other credit or other information with respect thereto, whether coming into its possession before the making of the initial Loans or at any time or times thereafter, and Assignor shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Assignee.

          (e) Each party to this Agreement represents and warrants to the other party hereto that it has full power and authority to enter into this Agreement and to perform its obligations hereunder in accordance with the provisions hereof, that this Agreement has been duly authorized, executed and delivered by such party and that this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.

          SECTION 3.  MISCELLANEOUS.
                      -------------

          (a) Each of Assignor and Assignee hereby agrees from time to time, upon request of the other such party hereto, to take such additional actions and to execute and deliver such additional documents and instruments as such other party may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Agreement.

          (b) Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Agreement) against whom enforcement of such change, waiver, discharge or termination is sought.



                                   ANNEX B-3

          (c) Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States or Canadian mail with postage prepaid and properly addressed. For the purposes hereof, the notice address of each of Assignor and Assignee shall be as set forth on the Schedule of Terms or, as to either such party, such other address as shall be designated by such party in a written notice delivered to the other such party. In addition, the notice address of Assignee set forth on the Schedule of Terms shall serve as the initial notice address of Assignee for purposes of subsection
10.8 of the Credit Agreement.

          (d) In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          (e) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          (f) This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g) This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          (h) This Agreement shall become effective upon the date (the "EFFECTIVE DATE") upon which all of the following conditions are satisfied: (i) the execution of a counterpart hereof by each of Assignor and Assignee, (ii) the execution of a counterpart hereof by Company as evidence of its consent hereto to the extent required under subsection 10.1B(i) of the Credit Agreement, (iii) the receipt by Agent of the processing and recordation fee referred to in subsection 10.1B(i) of the Credit Agreement, (iv) in the event Assignee is a Non-US Lender (as defined in subsection 2.7B(iii)(a) of the Credit Agreement), the delivery by Assignee to Agent of such forms, certificates or other evidence with respect to United States federal income tax withholding matters as Assignee may be required to deliver to Agent pursuant to said subsection 2.7B(iii)(a),
(v) in the event Assignee is a Canadian Lender, the delivery by Assignee to Agent of such forms, certificates or other evidence as Assignee may be required to deliver to Agent pursuant to subsection 2.7B(iii)(a)(2), (vi) the execution of a counterpart hereof by Agent as evidence of its acceptance hereof in accordance with subsection 10.1B(ii) of the Credit

                                   ANNEX B-4

Agreement, (vii) the receipt by Agent of originals or telefacsimiles of the counterparts described above and authorization of delivery thereof, and (viii) the recordation by Agent in the Register of the pertinent information regarding the assignment effected hereby in accordance with subsection 10.1B(ii) of the Credit Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, such execution being made as of the Effective Date in the applicable spaces provided on the Schedule of Terms.

                  [Remainder of page intentionally left blank]



                                   ANNEX B-5

                               SCHEDULE OF TERMS

1.  Borrower(s): _________________________

2. Name and Date of Credit Agreement: Amended and Restated Credit Agreement dated as of June 26, 1998 by and among Hines Nurseries, Inc., a California corporation, Sun Gro Horticulture Canada Ltd., a Canadian corporation, the financial institutions listed therein as Lenders, Deutsche Bank Canada as Canadian agent ("CANADIAN AGENT"), Bank of America, N.A. (formerly Bank of America National Trust and Savings Association) as syndication agent ("SYNDICATION AGENT"), Harris Trust and Savings Bank as documentation agent ("DOCUMENTATION AGENT") and Bankers Trust Company as administrative agent for Lenders.

3.  Amounts:

                                                                     Re:         Re:
                                   Re: Working          Re:        Canadian    Domestic        Re:             Re:
                                Capital Revolving   Acquisition      Term        Term     Tranche B Term   Revolving B
                                      Loans            Loans        Loans       Loans         Loans           Loans
                                ------------------  ------------  ----------  ----------  ---------------  ------------
 (a)  Aggregate Commitments         $________        $________    $________   $________     $________       $________
      of all Lenders:
 (b)  Assigned Share/Pro Rata        ______%          ______%      ______%     ______%       ______%         ______%
      Share:
 (c)  Amount of Assigned            $________        $________    $________   $________     $________       $________
      Share of Commitments:
 (d)  Amount of Assigned            $________        $________    $________   $________     $________       $________
      Share of Loans:


4.  Assignment Settlement Date:  ____________, _____

5.  Payment Instructions:
     ASSIGNOR:                         ASSIGNEE:
     _____________________________     ______________________
     _____________________________     ______________________
     _____________________________     ______________________
     Attention: __________________     Attention: __________________
     Reference: _________________      Reference: _________________

6.  Notice Addresses:
     ASSIGNOR:                         ASSIGNEE:
     ___________________________       ______________________
     ___________________________       ______________________
     ___________________________       ______________________
     ___________________________       ______________________

                                   ANNEX B-6

7.  Signatures:


[NAME OF ASSIGNOR],                        [NAME OF ASSIGNEE],
as Assignor                                as Assignee

By:                                        By:
    ----------------------                     ----------------------
Title:                                     Title:
       -------------------                        -------------------

Consented to in accordance with            Accepted in accordance with
subsection 10.1B(i) of the Credit          subsection 10.1B(ii) of the Credit
Agreement                                  Agreement

HINES NURSERIES, INC.                      BANKERS TRUST COMPANY,
                                            as Agent

By:                                        By:
    ----------------------                     ----------------------
Title:                                     Title:
       -------------------                        -------------------


                                   ANNEX B-7

                                    ANNEX C

                                  EXHIBIT IV-G

                           [FORM OF REVOLVING B NOTE]

                             HINES NURSERIES, INC.

                       PROMISSORY NOTE DUE JUNE 15, 2002

                                                            _________  , ____
$                                                           November __, 2000

          FOR VALUE RECEIVED, Hines Nurseries, Inc., a California corporation ("COMPANY"), promises to pay to the order of [$____________] ("PAYEE") or its registered assigns, on or before June 15, 2002, the lesser of (x) [$____________] ($[1]) and (y) the unpaid principal amount of all advances made by Payee to Company as Revolving B Loans under the Credit Agreement referred to below.

          Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit Agreement dated as of June 26, 1998 by and among Hines Nurseries, Inc., a California corporation, Sun Gro Horticulture Canada Ltd., a Canadian corporation, the financial institutions listed therein as Lenders, Deutsche Bank Canada as Canadian agent, Bank of America, N.A. (formerly Bank of America National Trust and Savings Association) as syndication agent, Harris Trust and Savings Bank as documentation agent, and Bankers Trust Company as administrative agent (said Amended and Restated Credit Agreement, as amended to the date hereof and as it may be further amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined).

          This Note is one of Company's "Revolving B Notes" in an aggregate original principal amount of $30,000,000. This Note is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving B Loans evidenced hereby were made and are to be repaid.

          All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Domestic Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Agent and recorded in the Register as provided in subsection 10.1B(ii) of the Credit Agreement, Company and Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loan evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the

                                   ANNEX C-1
obligations of Company hereunder with respect to payments of principal of or interest on this Note.

          Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

          This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection 2.4B(i) of the Credit Agreement.

          THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

          The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

          This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.16 of the Credit Agreement.

          No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

          Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                                   ANNEX C-2

          IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.


                              HINES NURSERIES, INC.,
                              a California corporation


                              By: __________________________
                              Title: ________________________

                                   ANNEX C-3

                                    ANNEX D
                                    -------

                                  EXHIBIT II

                  [FORM OF NOTICE OF CONVERSION/CONTINUATION]

                       NOTICE OF CONVERSION/CONTINUATION

          Pursuant to that certain Amended and Restated Credit Agreement dated as of June 26, 1998, as amended, supplemented or otherwise modified to the date hereof (said Amended and Restated Credit Agreement, as so amended, supplemented or otherwise modified, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Hines Nurseries, Inc., a California corporation ("COMPANY"), Sun Gro Horticulture Canada Ltd., a Canadian corporation ("SUN GRO CANADA" and together with Company the "BORROWERS"), the financial institutions listed therein as Lenders ("LENDERS"), Deutsche Bank Canada as Canadian agent ("CANADIAN AGENT"), Bank of America, N.A. (formerly Bank of America National Trust and Savings Association) as syndication agent ("SYNDICATION AGENT"), Harris Trust and Savings Bank as documentation agent ("DOCUMENTATION AGENT") and Bankers Trust Company as administrative agent ("AGENT"), this represents [Company's] [Sun Gro Canada's] request to convert or continue Loans as follows:

     1.  Date of conversion/continuation:            __________________, _______
         ------------------------------------------
     2.  Amount of Loans being converted/continued:  $___________________
         ------------------------------------------
     3.  Type of Loans being    a. Working Capital Revolving Loans
         converted/continued:   b. Acquisition Loan
         ----------------------
                                c. Swing Line Loan
                                d. Canadian Term Loan
                                e. Domestic Term Loan
                                f. Tranche B Term Loan
                                g. Revolving B Loan

     4.  Nature of conversion/continuation:
         ---------------------------------
           a. Conversion of Base Rate Loans to Eurodollar Rate Loans
           b. Conversion of Canadian Base Rate Loans to Canadian Eurodollar Rate Loans
           c. Conversion of Eurodollar Rate Loans to Base Rate Loans
           d. Conversion of Canadian Eurodollar Rate Loans to Canadian Base Rate Loans
           e. Continuation of Eurodollar Rate Loans as such
           f. Continuation of Canadian Eurodollar Rate Loans as such

     5. If Loans are being continued as or converted to Eurodollar Rate Loans or Canadian Eurodollar Rate Loans, as applicable, the duration of the new Interest Period that commences on the conversion/continuation date:
     ______________ month(s)

                                   ANNEX D-1

          In the case of a conversion to, or continuation of, Eurodollar Rate Loans or Canadian Eurodollar Rate Loans, the undersigned officer, to the best of his or her knowledge, and [Company] [Sun Gro Canada] certify that no Event of Default or Potential Event of Default has occurred and is continuing under the Credit Agreement.

DATED: _____________________    [HINES NURSERIES, INC.]
                                [SUN GRO HORTICULTURE CANADA LTD.]


                                By:  __________________________
                                Title:  __________________________

                                   ANNEX D-2

                                    ANNEX E
                                    -------

                            [FORM OF MDCP GUARANTY]


                               SEE ATTACHMENT

                                   ANNEX E-1

                                    ANNEX F
                                    -------

                 [FORM OF OPINION OF KIRKLAND & ELLIS OPINION]
                ----------------------------------------------


                               November __, 2000


Bankers Trust Company,
as Administrative Agent
130 Liberty Street
New York, New York 10006

       and

The Lenders Listed on
Schedule A hereto

       Re: Second Amendment to Credit Agreement and Limited Waiver dated as of November __, 2000 to Amended and Restated Credit Agreement dated as of June 26, 1998, among Hines Nurseries, Inc., Sun Gro Horticulture Canada Ltd., the Lenders listed therein, Bank of America National Trust and Savings Association, as Syndication Agent, Harris Trust and Savings Bank, as Documentation Agent, Deutsche Bank Canada, as Canadian Agent, and Bankers Trust Company, as Administrative Agent

Ladies and Gentlemen:

          We have acted as special counsel to Hines Nurseries Inc., a California corporation ("COMPANY") and to Madison Dearborn Capital Partners, L.P., a Delaware limited partnership ("MDCP") and to Madison Dearborn Partners, L.P., a Delaware limited partnership, as the general partner of MDCP (the "GENERAL PARTNER"), in connection with the Second Amendment to Credit Agreement and Limited Waiver (the "AMENDMENT") dated as of November __, 2000 among the Company, Sun Gro Horticulture Canada Ltd., a Canadian corporation ("SUN GRO CANADA" and together with Company, the "BORROWERS"), the Lenders listed on Schedule A hereto (the "LENDERS"), Bank of America National Trust and Savings Association as syndication agent (in such capacity, "SYNDICATION AGENT"), Harris Trust and Savings Bank as documentation agent (in such capacity, "DOCUMENTATION AGENT"), Deutsche Bank Canada as Canadian agent (in such capacity, "CANADIAN AGENT") and Bankers Trust Company ("BTCO"), as administrative agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT"), to that certain Amended and Restated Credit Agreement dated as of June 26, 1998, as amended by a First Amendment to Credit Agreement dated as of March 3, 2000, in each case by and among Company, Lenders, Canadian Agent, Syndication Agent, Documentation Agent and Administrative Agent (the "CREDIT AGREEMENT"). This opinion is rendered to you in compliance with Section 3D of the Amendment. The Credit

                                   ANNEX F-1

Agreement, as amended by the Amendment, is hereinafter referred to as the "AMENDED CREDIT AGREEMENT." Capitalized terms used herein without definition have the same meanings as in the Amended Credit Agreement. The Company, MDCP and the General Partner are sometimes hereinafter collectively referred to as the "TRANSACTION PARTIES."

          In our capacity as such counsel, we have examined originals, or copies identified to our satisfaction as being true copies, of such records, documents or other instruments as in our judgment are necessary or appropriate to enable us to render the opinions expressed below. These records, documents and instruments included the following:

          (a) The Articles of Incorporation of Company, as amended to date;

          (b) The Bylaws of Company, as amended to date;

          (c) All records of proceedings and actions of the Board of Directors of Company relating to the Amendment, the Credit Agreement, the Revolving B Notes and the other documents executed and delivered on the date hereof and the transactions contemplated thereby;

          (d) The Amended Credit Agreement;

          (e) The Amendment;

          (f) The Revolving B Notes executed and delivered by Company in connection with the Amendment;

          (g) the [First Amendment] to the Indenture dated as of October 19, 1995, governing the 11 3/4% Senior Subordinated Notes due 2005 (the "SUB DEBT AMENDMENT");

          (h) the Agreement of Limited Partnership of MDCP (the "MDCP PARTNERSHIP AGREEMENT") and the Agreement of Limited Partnership of the General Partner, in each case as amended to the date hereof (collectively, the "GOVERNING DOCUMENTS");

          (i) the MDCP Guaranty; and

          (j) the [Certificate of General Partner].

The documents referred to in clauses (d), (e), (f), (g), (i) and (j) above are sometimes hereinafter collectively referred to as the "TRANSACTION DOCUMENTS."

          We have been furnished with, and with your consent have relied exclusively upon, certificates of officers of Transaction Parties with respect to certain factual matters, including the identification of certain instruments and other agreements that are material to Transaction Parties and their respective Subsidiaries (the "MATERIAL AGREEMENTS"), and the material orders, writs, judgments, injunctions and decrees of any court or governmental authority which are binding on Transaction Parties and their respective Subsidiaries or their respective properties (the "JUDICIAL ORDERS"). We have also obtained and relied upon such certificates and assurances from public officials as we have deemed necessary or appropriate for the purpose of rendering this opinion.

                                   ANNEX F-2

We have assumed the genuineness of all signatures other than those of officers of Transaction Parties, the legal capacity of all natural persons executing documents, the authenticity of all documents submitted to us as original documents, and the conformity to original documents of all documents submitted to us as copies.

          We have made such factual and legal examinations and inquiries as we have deemed advisable for the purpose of rendering the opinions expressed below, except where a statement is qualified as to knowledge, in which case we have made no or limited inquiry as specified below. We are opining herein as to the effect on the subject transactions of only United States federal law, the laws of the State of New York, the General Corporation Law of the State of California and the Delaware Revised Uniform Limited Partnership Act (the "PARTNERSHIP ACT"). In addition, except as expressly covered in this opinion, we are not expressing any opinion as to the effect of compliance by Lenders with any state or federal laws or regulations applicable to the transactions because of the nature of their businesses. We express no opinion with respect to state securities or "blue sky" laws or state or federal antifraud, antitrust or environmental laws.

          On the basis of the foregoing, and in reliance thereon, and subject to the limitations, qualifications and exceptions set forth below, we are of the opinion that:

          1. Company is a corporation validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of MDCP and the General Partner is validly existing and in good standing as a limited partnership under the Partnership Act.

          2. Each Transaction Party has all requisite corporate or partnership power and authority, as the case may be, to execute and deliver the Transaction Documents to which it is a party and to carry out the transactions contemplated by, and perform its obligations under, the Transaction Documents to which it is a party.

          3. The execution, delivery and performance of the Transaction Documents to which it is a party have been duly authorized by all necessary corporate action on the part of each Transaction Party. The Transaction Documents to which it is a party have been duly executed and delivered by each Transaction Party and the Transaction Documents constitute the legally valid and binding obligations of each Transaction Party thereto, enforceable against such Transaction Party in accordance with their respective terms.

          4. Neither the execution and delivery of the Transaction Documents to which it is a party by each Transaction Party nor the consummation of the transactions contemplated by the Transaction Documents nor compliance with the terms and conditions of the Transaction Documents on or prior to the date hereof
(A) conflicts with, results in a breach or violation of, or constitutes a default under, any of the terms, conditions or provisions of (x) the Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or of the Governing Documents of MDCP or the General Partner or (y) any term of any Material Agreement or Judicial Order, or (z) any present Federal, New York or California statute, rule or regulation or the Partnership Act binding on any Transaction Party or any of their respective Subsidiaries, or (B) results in the creation of any Lien upon any of the properties or assets of any Transaction Party or any of their respective Subsidiaries under any agreement or order referred to in clause (y) above (other than Liens created pursuant to the Collateral Documents).

                                   ANNEX F-3

          5. No governmental consents, approvals, authorizations, registrations, declarations or filings are required by any Transaction Party in connection with the execution and delivery by any Transaction Party of the Transaction Documents to which it is a party and the performance by any Transaction Party of the Transaction Documents to which it is a party.

          6. The making of the Loans and the application of the proceeds thereof as provided in the Amended Credit Agreement do not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

          7. It is not necessary in connection with the execution and delivery of the Revolving B Notes to Lenders to register the Revolving B Notes under the Securities Act of 1933, as amended, or to qualify any indenture in respect thereof under the Trust Indenture Act of 1939, as amended.

          8. The Loans and all other monetary obligations of Company under the Amended Credit Agreement, including, without limitation, under the Revolving B Notes and the other Loan Documents, constitute "Senior Debt" and "Designated Senior Debt" as defined in the Subordinated Note Indenture and are senior to the Company's obligations under the Subordinated Note Indenture to the extent set forth therein. The Loans and all other monetary obligations of Holdings and the Domestic Subsidiaries of the Company under such Amended Credit Agreement and the other Loan Documents constitute "Guarantor Senior Debt" and "Designated Senior Debt" as defined in the Subordinated Note Indenture and are senior to Holdings' and such other Domestic Subsidiary's obligations under the Subordinated Note Indenture to the extent set forth therein.

          9. To our knowledge, there is no action, suit, investigation, litigation or proceeding to which any Transaction Party is a party pending or threatened before any court, governmental agency or arbitrator that purports to affect the legality, validity or enforceability of the Transaction Documents or the consummation today of the transactions contemplated thereby.

          10. The Company is not an "investment company" or a company "controlled by" an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          11. The provisions of the Amended Credit Agreement do not violate any law, statute or regulation of the State of New York relating to usury.

          12. The provisions in the Amendment, the Amended Credit Agreement, the MDCP Guaranty and the Revolving B Notes relating to New York choice of law and selection of courts sitting in the State of New York for the non-exclusive venue for claims and actions relating to the Amendment, the Amended Credit Agreement, the MDCP Guaranty and the Revolving B Notes are enforceable under New York law.

          The opinions set forth in paragraph 3 above are subject, with respect to the enforceability of any document referred to therein, to (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or limiting creditors' rights generally, and the discretion of the court before which any proceeding therefor may be brought; (b) limitations and exceptions which may arise under general principles of equity

                                   ANNEX F-4

(regardless of whether such enforceability is considered in a proceeding in equity or at law), including limitations as to the availability of specific equitable remedies (such as the remedy of specific performance); and (c) public policy considerations which may limit the rights of Agent or Lenders to obtain indemnification.

          Our opinions in paragraphs 4 and 5 above as to the compliance with certain statutes, rules and regulations, and as to the lack of any required consents or approvals of, authorizations by, or registrations, declarations or filings with, certain governmental authorities, are based upon a review of those statutes, rules and regulations which, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Documents.

          For purposes of our opinion expressed in paragraph 7, we have assumed, with your consent, that each Lender is taking the Revolving B Notes payable to it for its own account in the ordinary course of its commercial banking business and not with a view to or for sale in connection with any distribution of the Revolving B Notes.

          To the extent that the obligations of the Transaction Parties may be dependent upon such matters, we have assumed for purposes of this opinion, other than with respect to the Transaction Parties, that each additional party to the agreements and contracts referred to herein is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation; that each such other party has the requisite corporate or other organizational power and authority to perform its obligations under such agreements and contracts, as applicable; and that such agreements and contracts have been duly authorized, executed and delivered by, and each of them constitutes the legal, valid and binding obligation of, such other parties, as applicable, enforceable against such other parties in accordance with their respective terms.

          This opinion is rendered only to Agent and Lenders and is solely for their benefit in connection with the above transactions. This opinion may not be relied upon by Agent or Lenders for any other purpose, or quoted to or relied upon by any other person, firm or corporation for any purpose without our prior written consent.



                             Very truly yours,

                                   ANNEX F-5

                                   SCHEDULE A

[list Lenders]

                                   ANNEX F-6

                                    ANNEX G
                                    -------



                                 Schedule 2.1
                                 ------------

                                See Attachment


                                   ANNEX G-1

                                    ANNEX H
                                    -------

                                   EXHIBIT V

             [FORM OF NOTICE OF COMMENCEMENT OF CLEAN DOWN PERIOD]

                  NOTICE OF COMMENCEMENT OF CLEAN DOWN PERIOD

          Pursuant to that certain Amended and Restated Credit Agreement dated as of June 26, 1998, as amended, supplemented or otherwise modified to the date hereof (said Amended and Restated Credit Agreement, as so amended, supplemented or otherwise modified, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Hines Nurseries, Inc., a California corporation ("COMPANY") and Sun Gro Horticulture Canada Ltd., a Canadian corporation ("SUN GRO CANADA" and together with Company the "BORROWERS"), the financial institutions listed therein as Lenders ("LENDERS"), Deutsche Bank Canada as Canadian agent ("CANADIAN AGENT"), Bank of America, N.A. (formerly Bank of America National Trust and Savings Association) as syndication agent ("SYNDICATION AGENT"), Harris Trust and Savings Bank as documentation agent ("DOCUMENTATION AGENT") and Bankers Trust Company as administrative agent ("AGENT"), this represents Company's notice to Lenders that, as of the date of this notice, Company plans to commence a thirty
(30) day clean down period in accordance with sections 2.1A(iv)(b) and 2.1A(v)(c) of the Credit Agreement.

          The undersigned officer, to the best of his or her knowledge, and Company certify that:

          (i) The date of the signing of this notice is ______________, ____ (the "SIGNING DATE"); and

          (ii) As of the Signing Date, the aggregate outstanding Working Capital Revolving Loans and Swing Line Loans do not exceed $__________, and Company intends that this condition shall continue to exist for a period of thirty
     (30) days following the Signing Date.


DATED:_________________________     HINES NURSERIES, INC.

                                    By:________________________________
                                    Title:_______________________________

                                   ANNEX H-1